Exhibit 10.1

May 5, 2023

Orion Group Holdings, Inc. and its Subsidiaries 12000 Aerospace, Suite 300

Houston, Texas 77034 Attention: Peter R. Buchler

Re:Consent Letter

Ladies and Gentlemen:

We refer to (a) that certain Credit Agreement, dated as of August 5, 2015, by and among Orion Group Holdings, Inc. (formerly known as Orion Marine Group, Inc.) (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, the several banks and other financial institutions from time to time party thereto and Regions Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (as amended by that certain First Amendment to  Credit Agreement, dated as of April 27, 2016, that Second Amendment to Credit Agreement, dated as of July 28, 2017, that certain Third Amendment to Credit Agreement, dated as of November 7, 2017, that certain Fourth Amendment to Credit Agreement, dated as of July 31, 2018, that certain Fifth Amendment to Credit Agreement, dated as of March 21, 2019, that certain Sixth Amendment to Credit Agreement, dated as of May 7, 2019, that certain Seventh Amendment to Credit Agreement, dated as of June 8, 2020, that certain Eighth Amendment to Credit Agreement, dated as of October 9, 2020, that certain Ninth Amendment to Credit Agreement, dated as of March 1, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement); and (b) that certain Consent Letter, dated March 14, 2023, from the Administrative Agent and the Required Lenders to the Borrower and the other Credit Parties (the “3/14 Consent Letter”).

Pursuant to the 3/14 Consent Letter, at the request of the Credit Parties, the Administrative Agent and the Required Lenders consented to the delivery to the Administrative Agent and the Lenders of a report from Grant Thornton LLP or other independent certified public accountants of recognized national standing selected by the Borrower containing a “going concern” qualification with respect to the consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2022, notwithstanding the requirements of Section 7.1(b) of the Credit Agreement to the contrary (the “3/14 Consent”). Also pursuant to the 3/14 Consent Letter, the 3/14 Consent will expire  and be of no further force and effect if the Borrower does not consummate a refinancing of the Obligations (the “Refinancing”) on or before May 1, 2023 (the “Existing Refinancing Deadline”) or a later date as agreed upon by the Administrative Agent in writing in its sole discretion.

The Borrower has informed the Administrative Agent that, while the Refinancing is in process, it is likely that consummation of the Refinancing will occur after the Existing Refinancing Deadline. As such, the Borrower has requested that the Administrative Agent and the Required Lenders extend the Existing Refinancing Deadline to May 19, 2023. Subject to the satisfaction of the conditions precedent to this letter agreement (this “Consent Letter”) set forth immediately below, the Administrative Agent and the Required Lenders hereby consent to the extension of the Existing Refinancing Deadline to May 19, 2023 (or such later date as agreed upon by the Administrative Agent in writing in its sole discretion).

Additionally, at the Borrower’s request, the Administrative Agent and the Required Lenders hereby consent to the Credit Parties permitting (a) the Consolidated Leverage Ratio to exceed 3.00 to 1.00 and (b) the Consolidated Fixed Charge Coverage Ratio to be less than 1.25 to 1.00, in each case, for the Fiscal Quarter of the Borrower ended March 31, 2023, notwithstanding the requirements of clauses (a) and (b) of Section 8.8 of the Credit Agreement to the contrary.

This Consent Letter shall become effective upon (a) receipt by the Administrative Agent of counterparts of this Consent Letter duly executed by the Borrower, the other Credit Parties and the Required Lenders and (b) receipt by the Administrative Agent, for the benefit of each Lender signatory hereto (each, a “Consenting Lender”), of an extension fee in an aggregate amount equal to the sum of 0.10% of each Consenting Lender’s Commitment.

Except as expressly provided herein, the Credit Agreement and each other Credit Document shall continue in full force and effect, and the consents set forth above are limited solely to the matters stated above and shall not be deemed to be a waiver or amendment of, or a consent to departure from, any other provision of the Credit Agreement. This Consent Letter is a Credit Document. This Consent Letter shall be governed by, and construed in accordance with the internal laws of the State of New York. This Consent Letter shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. This Consent Letter sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect hereto. This Consent Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts; each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Consent Letter by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

On the date hereof, in consideration of the Required Lenders’ and the Administrative Agent’s agreements contained in this Consent Letter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (each Credit Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally, and irrevocably releases, remises, and forever discharges the Administrative Agent, the Collateral Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (Administrative Agent, Collateral Agent, Lenders, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages, and any and all other claims, counterclaims, defenses, rights of set off, demands, and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have, or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the date of this Consent Letter for or on account of, in relation to, or in any way in connection with this Consent Letter, the Credit Agreement, any of the other Credit Documents, or any of the transactions hereunder or thereunder.

Each Credit Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

Each Credit Party agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute, and unconditional nature of the release set forth above.

On and after the date hereof, each Credit Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by any Credit Party pursuant to this Consent Letter. If any Credit Party violates the foregoing covenant, the Borrower, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

[Signature Pages Follow]

Very truly yours,
REGIONS BANK, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

Signature Page to Consent Letter

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Philip Raby
Name: Philip Raby
Title: Senior Vice President

Signature Page to Consent Letter

TRUIST BANK, a North Carolina banking corporation, formerly known as Branch Banking and Trust Company, as a Lender

By:	/s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

Signature Page to Consent Letter

NBHBANK,
as a Lender

By:	/s/ Michael S. Phoenix
Name: Michael S. Phoenix
Title: Vice President

Signature Page to Consent Letter

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Michael Londono
Name: Michael Londono
Title: Senior Vice President

Signature Page to Consent Letter

FIRST HORIZON BANK, a Tennessee banking corporation, successor by conversion to First Tennessee Bank National Association, a national banking association, as a Lender

By:	/s/ Jim Hennigan
Name: Jim Hennigan
Title: Senior Vice President

Signature Page to Consent Letter

ACKNOWLEDGED: BORROWER:
ORION GROUP HOLDINGS, INC.
A Delaware corporation (f/k/a Orion Marine Group, Inc.)

By:	/s/ G. Scott Thanisch
Name: G. Scott Thanisch
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:
ORION ADMINISTRATlVE SERVICES , INC.
a Texas corporation
EAST & WEST JONES PLACEMENT AREAS ,
LLC, a Texas limited liability company)
ORION INDUSTRIAL CONSTRUCTION, LLC. a
Louisiana limited liability company (f/k/a F. Miller Construction. Inc.)
ORION MARINE CONTRACTORS, INC.,
a Delaware corporation
OCLP, LLC.
a Nevada limited liability company
OCGP, LLC,
a Texas limited liability company
ORION CONSTRUCTION , LLC.
a Texas limited partnership
ORION MARINE CONSTRUCTION, INC.,
a Florida corporation

By:	/s/ G. Scott Thanisch
Name: G. Scott Thanisch
Title: Executive Vice President and Chief Financial Officer

Signature Page to Consent Letter

SSL SOUTH, LLC.
a Florida limited liability company
COMMERCIAL CHANNEL AND DOCK
COMPANY
a Texas corporation
INDUSTRIAL CHANNEL AND DOCK
COMPANY
a Texas corporation
KING FlSHER MARINE SERVICE, LLC.
a Texas limited liability company
MISENER MARINE CONSTRUCTION, lNC.
a Georgia corporation
T. LAQUAY DREDGING, LLC,
a Texas limited liability company
ORION CONCRETE CONSTRUCTION, LLC.
a Delaware limited liability company
SCHNEIDER E & C COMPANY, INC.,
a Florida corporation
T.A.S. COMMERCIAL CONCRETE
CONSTRUCTION, L.L.C., a Delaware limited
liability company
T.A.S. COMMERCIAL CONCRETE SOLUTIONS,
LLC, a Texas limited liability company
T.A.S. PROCO, LLC
a Texas limited liability company

By:	/s/ G. Scott Thanisch
Name: G. Scott Thanisch
Title: Executive Vice President and Chief Financial Officer

Signature Page to Consent Letter

PREFERRED TOOL SERVICES, INC.,
a Texas corporation
ORION MARINE GROUP, LLC,
a Texas limited liability company
TONY DAGLIORE CONCRETE, INC.,
a Texas corporation (d/b/a TAS Commercial Concrete CTX)
ORION CORPORATE SERVICES, LLC,
a Texas limited liability company
ORION GOVERNMENT SERVICES, LLC,
a Washington limited liability company
ORION MARINE CONSTRUCTION BAHAMAS,
LLC, a limited liability company organized in the
Commonwealth of the Bahamas

By:	/s/ G. Scott Thanisch
Name: G. Scott Thanisch
Title: Executive Vice President and Chief Financial Officer

Signature Page to Consent Letter